                  FOURTH AMENDMENT dated as of November 2, 1998 (this "Fourth Amendment"), to the Five Year Competitive Advance and Revolving Credit Agreement, dated as of March 4, 1997 (as heretofore and hereafter amended, supplemented or otherwise modified from time to time, the "Five Year Credit Agreement"), among PHH Corporation (the "Borrower"), the Lenders referred to therein and The Chase Manhattan Bank, as agent for the Lenders (in such capacity, the "Administrative Agent").

                               W I T N E S S E T H


                  WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Five Year Credit Agreement;

                  WHEREAS, the Lenders have agreed to such amendments only upon the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                  SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Five Year Credit Agreement are used herein as therein defined.

                  SECTION 2. Amendments to Section 1. Section 1 of the Five Year Credit Agreement is hereby amended by adding the following definition in proper alphabetical order:

                  "Asset Securitization Subsidiary" shall mean (i) any Subsidiary engaged solely in the business of effecting asset securitization transactions permitted by this Agreement and activities incidental thereto or (ii) any Subsidiary whose primary purpose is to hold title or ownership interests in vehicles, mortgages, relocation assets and related assets under management.

                  SECTION 3. Amendments to Section 2. (a) Section 2.9 of the Five Year Credit Agreement is hereby amended by adding at the end of paragraph
(b) the phrase "plus the applicable margin therefor from time to time in effect in accordance with Section 2.22".

                  (b) Section 2.22 of the Five Year Credit Agreement is hereby amended by deleting such Section and substituting therefor the following:

SECTION 2.22.  Certain Pricing Adjustments.

                  The Facility Fee and the applicable LIBOR Spread in effect from time to time shall be determined in accordance with the following table:

S&P/Moody's Rating                                    Applicable LIBOR
Equivalent of the Borrower's       Facility Fee       Spread Spread (in Basis
senior unsecured long-term debt    (in Basis Points)  Points)
-------------------------------    -----------------  -----------------------
A/A2 or better                           10.0                 27.5
A-/A3                                    12.5                 37.5
BBB+/Baa1                                15.0                 47.5
BBB/Baa2                                 17.5                 57.5
BBB-/Baa3                                22.5                 65.0
BB+/Ba1 or lower                         37.5                112.5

                  In the event the S&P rating on the Borrower's senior unsecured long-term debt is not equivalent to the Moody's rating on such debt, the lower rating will determine the Facility Fee and applicable LIBOR Spread. In the event that the Borrower's senior unsecured long-term debt is rated by only one of S&P and Moody's (for any reason, including if S&P or Moody's shall cease to be in the business of rating corporate debt obligations) or if the rating system of either S&P or Moody's shall change, then an amendment shall be negotiated in good faith (and shall be effective only upon approval by the Borrower and the Supermajority Lenders) to the references to specific ratings in the table above to reflect such changed rating system or the unavailability of ratings from such rating agency (including an amendment to provide for the substitution of an equivalent or successor ratings agency). In the event that the Borrower's senior unsecured long-term debt is not rated by either S&P or Moody's, then the Facility Fee and the applicable LIBOR Spread shall be deemed to be calculated as if the lowest rating category set forth above applied. Any increase in the Facility Fee or the applicable LIBOR Spread determined in accordance with the foregoing table shall become effective on the date of announcement or publication by the Borrower or either such rating agency of a reduction in such rating or, in the absence of such announcement or publication, on the effective date of such decreased rating, or on the date of any request by the Borrower to either of such rating agencies not to rate its senior unsecured long-term debt or on the date either of such rating agencies announces it shall no longer rate the Borrower's senior unsecured long-term debt. Any decrease in the Facility Fee or applicable LIBOR Spread shall be effective on the date of announcement or publication by either of such rating agencies of an increase in rating or in the absence of announcement or publication on the effective date of such increase in rating. The applicable margin for ABR Loans shall be 1% less than the applicable LIBOR Spread (but not less than 0%), including as the LIBOR Spread may be increased pursuant to the next paragraph.

                  In addition, on each day on which the Borrower's commercial paper is rated A2 or lower by S&P or P2 or lower by Moody's or is not rated by each of S&P and Moody's, the applicable LIBOR Spread shall be increased by .25% per annum. If the rating system with respect to commercial paper of either S&P or Moody's shall change, then an amendment shall be negotiated in good faith (and shall be effective only upon approval by the Borrower and the Supermajority Lenders) to reflect such changed rating system. Any decrease in the Borrower's commercial paper rating shall be deemed to become effective for purposes of this Section 2.22 on the date of announcement or publication by the Borrower or either such rating agency of a reduction in such rating or, in the absence of such announcement or publication, on the effective date of such decreased rating, or on the date of any request by the Borrower to either of such rating agencies not to rate its commercial paper or on the date either of such rating agencies announces it shall no longer rate the Borrower's commercial paper. Any increase in the Borrower's commercial paper rating shall be deemed to be effective for purposes of this Section 2.22 on the date of announcement or publication by either of such rating agencies of an increase in rating or in the absence of announcement or publication on the effective date of such increase in rating.

                  (c) Section 2.24 of the Five Year Credit Agreement is hereby amended by adding to paragraph (f)(i)(A) thereof the phrase "plus any applicable margin therefor from time to time in effect in accordance with Section 2.22" immediately after the phrase "Alternate Base Rate".

                  SECTION 4. Amendments to Section 6. (a) Section 6.1 of the Five Year Credit Agreement is hereby amended by (i) deleting the word "and" from the end of paragraph (f), (ii) deleting the period at the end of paragraph (g) and substituting therefor a semicolon and (iii) adding the following new paragraphs at the end thereof:

                  (h) Indebtedness of any Asset Securitization Subsidiary incurred solely to finance asset securitization transactions as long as
         (i) such Indebtedness is unsecured or is secured solely as permitted by
         Section 6.5(n), and (ii) the lender (and any other party) in respect of such Indebtedness has recourse (other than customary limited recourse based on misrepresentations or failure of such assets to meet customary eligibility criteria), if any, solely to the assets securitized in the applicable asset securitization transaction and, if such Asset Securitization Subsidiary is of the type described in clause (i) of the definition of "Asset Securitization Subsidiary", the capital stock of such Asset Securitization Subsidiary; and

                  (i) Indebtedness consisting of the obligation to repurchase mortgages and related assets to the extent permitted by Section 6.12.

                  (b) Section 6.5 of the Five Year Credit Agreement is hereby amended by (i) deleting the word "and" from the end of paragraph (l), (ii) deleting the period at the end of paragraph (m) and substituting therefor a semi-colon and (iii) adding the following new paragraphs at the end thereof:

                           (n) Liens securing Indebtedness and related
                  obligations of an Asset Securitization Subsidiary in respect of one or more asset securitization transactions, which Indebtedness is reported on a consolidated balance sheet of the Borrower and its Subsidiaries, covering only the assets securitized in the asset securitization transaction financed by such Indebtedness and, if such Asset Securitization Subsidiary is of the type described in clause (i) of the definition of "Asset Securitization Subsidiary", the capital stock of such Asset Securitization Subsidiary; and

                           (o) Liens on mortgages and related assets securing
                  obligations to repurchase such mortgages and related assets to the extent such obligations are permitted by Section 6.12.

                  (c) Section 6.10 of the Five Year Credit Agreement is hereby amended by adding immediately after the phrase "Special Purpose Vehicle Subsidiaries" the phrase "and Asset Securitization Subsidiaries".

                  (d) Section 6 of the Five Year Credit Agreement is hereby amended by adding the following new Section 6.12.

                  SECTION 6.12.  Limitation on Mortgage Repurchase Indebtedness.

                  Incur, assume or suffer to exist any Indebtedness (other than Indebtedness of Asset Securitization Subsidiaries incurred to finance asset securitization transactions permitted by this Agreement) in respect of the repurchase of mortgages and related assets if the aggregate principal amount of all such Indebtedness would exceed $900,000,000 at any time.

                  SECTION 5. Conditions to Effectiveness. This Fourth Amendment shall become effective as of the date hereof (the "Effective Date") upon execution and delivery by a duly authorized officer of each of the Borrower, the Administrative Agent and the Required Lenders.

                  SECTION 6. Representation and Warranties. The Borrower represents and warrants to each Lender that as of the Effective Date, before and after giving effect to this Fourth Amendment: (I) no Default or Event of Default has occurred and is continuing; (ii) the representations and warranties made by the Borrower in or pursuant to the Five Year Credit Agreement or any Fundamental Documents are true and correct in all material respects on and as of the Effective Date as if made on such date (except to the extent that any such representation and warranty expressly relates to an earlier date) and (iii) this Fourth Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors' rights generally, by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing.

                  SECTION 7. Continuing Effect of the Five Year Credit Agreement. This Fourth Amendment shall not constitute an amendment or waiver of or consent to any provision of the Five Year Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly consented to hereby, the provisions of the Five Year Credit Agreement are and shall remain in full force and effect.

                  SECTION 8. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable costs and out-of-pocket expenses incurred in connection with the preparation, execution and delivery of this Fourth Amendment and ancillary documents, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  SECTION 9. Counterparts. This Fourth Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

                  SECTION 10. GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


                                    PHH CORPORATION

                      By: /s/ David M. Johnson
                         --------------------------------------------------
                       Title: Senior Executive Vice President and CFO


                                    THE CHASE MANHATTAN BANK, individually
                                    and as Administrative Agent


                      By: /s/ Randolph Cates
                         --------------------------------------------------
                       Title: Vice President


                                    THE CHASE MANHATTAN BANK OF CANADA, as
                                    Canadian Agent


                      By: /s/ Christine Chan
                         --------------------------------------------------
                       Title: Vice President


                      By: /s/ Arun K. Bery
                         --------------------------------------------------
                       Title: Vice President


                                    BANK OF AMERICA NT&SA


                      By: /s/ John Poralyko
                         --------------------------------------------------
                       Title: Managing Director


                                    BANK OF MONTREAL


                      By: /s/ Brian L. Banke
                         --------------------------------------------------
                       Title: Director

                                    THE BANK OF NEW YORK


                      By: /s/ Ronald R. Reedy
                         --------------------------------------------------
                       Title: Vice President


                                    THE BANK OF NOVA SCOTIA


                      By: /s/ J. Alan Edwards
                         --------------------------------------------------
                       Title: Authorized Signatory


                                    THE BANK OF TOKYO-MITSUBISHI, LIMITED,
                                    NEW YORK BRANCH


                      By: /s/ Michael C. Irwin
                         --------------------------------------------------
                       Title: Attorney-in-fact


                                    BANKERS TRUST COMPANY


                      By: /s/ Anthony LoGrippo
                         --------------------------------------------------
                       Title: Vice President



                                    CANADIAN IMPERIAL BANK OF COMMERCE


                      By: /s/ Katherine Bass
                         --------------------------------------------------
                       Title: Authorized Signatory


                                    COMERICA BANK


                      By: /s/ Kimberly S. Kersten
                         --------------------------------------------------
                       Title: Vice President

                                    COMMERZBANK AG (NEW YORK BRANCH)


                      By: /s/ David J. Whitworth
                         --------------------------------------------------
                       Title: Senior Vice President


                      By: /s/ Oliver Welsch-Lehman
                         --------------------------------------------------
                       Title: Assistant Vice President


                                    CREDIT LYONNAIS NEW YORK BRANCH


                      By: /s/ Vladimir Labun
                         --------------------------------------------------
                       Title: First Vice President-Manager


                                    DEUTSCHE BANK AG NEW YORK AND/OR CAYMAN
                                    ISLANDS BRANCHES


                      By: /s/ Suzanne R. Kissling
                         --------------------------------------------------
                       Title: Managing Director


                      By: /s/ Peter J. Bassier
                          -------------------------------------------------
                       Title: Vice President


                                    THE FIRST NATIONAL BANK OF CHICAGO


                      By: /s/ Cory Helfand
                         --------------------------------------------------
                       Title: Vice President


                                    THE FIRST NATIONAL BANK OF MARYLAND


                      By: /s/ Susan Elliot Benninghoff
                         --------------------------------------------------
                       Title: Vice President

                                    FIRST UNION NATIONAL BANK


                      By: /s/ Ronald J. Bucci
                         --------------------------------------------------
                       Title: Vice President


                                    THE FUJI BANK, LTD. NEW YORK BRANCH


                      By: /s/ Raymond Ventura
                         --------------------------------------------------
                       Title: Vice President and Manager


                                    MELLON BANK, N.A.


                      By: /s/ Donald G. Cassidy, Jr.
                         --------------------------------------------------
                       Title: First VP


                                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                      By: /s/ Robert Bottamidi
                         --------------------------------------------------
                       Title: Vice President


                                    NATIONSBANK, N.A.


                      By: /s/ John W.
                         --------------------------------------------------
                       Title: Managing Director



                                    ROYAL BANK OF CANADA


                      By: /s/ Sheryl L. Greenberg
                         --------------------------------------------------
                       Title: Senior Manager


                                    THE SUMITOMO BANK, LIMITED
                                    NEW YORK BRANCH


                      By: /s/ J. Bruce Meredith
                         --------------------------------------------------
                       Title: Senior Vice President


                                    WELLS FARGO BANK, N.A.


                      By:
                         --------------------------------------------------
                       Title:


                      By:
                         --------------------------------------------------
                       Title: